EXHIBIT 10.4

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as the same may from time to time be amended, restated or otherwise modified, this "Agreement") is made effective as of the 22nd day of September, 2015 by S&W SEED COMPANY, a Nevada corporation ("Pledgor"), in favor of KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender").

1. Recitals.

Pledgor is entering into that certain Credit and Security Agreement, dated as of September 22, 2015, with Lender (as the same may from time to time be amended, restated or otherwise modified, the "Credit Agreement").

Pledgor deems it to be in the direct pecuniary and business interests of Pledgor that it obtain from Lender the Commitment, as defined in the Credit Agreement, and the Loans and Letters of Credit, provided for in the Credit Agreement.

Pledgor understands that Lender is willing to enter into the Credit Agreement and grant the financial accommodations provided for in the Credit Agreement only upon certain terms and conditions, one of which is that Pledgor grant to Lender a security interest in the Collateral, as hereinafter defined, and this Agreement is being executed and delivered in consideration of Lender entering into the Credit Agreement and each financial accommodation granted to Pledgor by Lender, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

2. Definitions. Except as specifically defined herein, (a) capitalized terms used herein that are defined in the Credit Agreement shall have their respective meanings ascribed to them in the Credit Agreement, and (b) unless otherwise defined in the Credit Agreement, terms that are defined in the U.C.C. are used herein as so defined. As used in this Agreement, the following terms shall have the following meanings:

"Assignment" means an Assignment in the form of Exhibit A attached hereto.

"Collateral" means, collectively, all of Pledgor's existing and future right, title and interest in, to and under (a) industrial designs, patents, patent registrations, patent applications, trademarks, trademark registrations, trademark applications, service marks, trade names and copyright registrations, and other intellectual property or registrations, whether federal, state or foreign, including, but not limited to, those listed on Schedule 1 hereto (as such Schedule 1 may from time to time be amended, supplemented or otherwise modified); (b) common law trademark rights, copyrights, rights in trade dress, publicity, works of authorship and other unregistered copyrightable material, improvements, and proprietary and confidential information, including, without limitation, personal, financial, and other sensitive data, plans, know-how, processes, formulae, algorithms and inventions; (c) renewals, continuations, extensions, reissues and divisions of any of the foregoing; (d) rights to sue for past, present and future infringements or any other commercial tort claims relating to any of the foregoing; (e) licenses and all income, revenue and royalties with respect to any licenses, whether registered or unregistered and all other payments earned under contract rights relating to any of the foregoing; (f) general intangibles and all intangible intellectual or similar property of Pledgor connected with and symbolized by any of the foregoing; (g) goodwill associated with any of the foregoing; (h) all payments under insurance, including the returned premium upon any cancellation of insurance (whether or not Lender is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing; and (i) Proceeds of any of the foregoing.

"Event of Default" means an event or condition that constitutes an Event of Default, as defined in Section 8.1 hereof.

"Obligations" means, collectively, (a) all Indebtedness and other obligations now owing or hereafter incurred by Pledgor to Lender (or an affiliate of Lender) pursuant to the Credit Agreement and the other Loan Documents, and includes the principal of and interest on all Loans, and all obligations of any Credit Party pursuant to Letters of Credit; (b) each renewal, extension, consolidation or refinancing of any of the foregoing, in whole or in part; (c) the commitment and other fees, and any prepayment fees, payable pursuant to the Credit Agreement or any other Loan Document; (d) all obligations and liabilities of any Company now existing or hereafter incurred under, arising out of, or in connection with any Hedge Agreement with Lender (or an affiliate of Lender); (e) every other liability, now or hereafter owing to Lender (or any affiliate of Lender) by any Company, and includes, without limitation, every liability, whether owing by only Borrower or by Borrower with one or more others in a several, joint or joint and several capacity, whether owing absolutely or contingently, whether created by note, overdraft, guaranty of payment or other contract or by quasi-contract, tort, statute or other operation of law, whether incurred directly to Lender (or such affiliate) or acquired by Lender (or such affiliate) by purchase, pledge or otherwise and whether participated to or from Lender (or such affiliate) in whole or in part; and (f) all Related Expenses; provided that Obligations of a Credit Party shall not include Excluded Swap Obligations owing from such Credit Party.

"USCO" means the United States Copyright Office in Washington D.C.

"USPTO" means the United States Patent and Trademark Office in Alexandria, Virginia.

3. Grant of Security Interest. In consideration of and as security for the full and complete payment of all of the Obligations, Pledgor hereby agrees that Lender shall at all times have, and hereby grants to Lender, a security interest in all of the Collateral, including (without limitation) all of Pledgor's future Collateral, irrespective of any lack of knowledge by Lender of the creation or acquisition thereof.

4. Representations and Warranties. Pledgor hereby represents and warrants to Lender as follows:

4.1. Pledgor owns all of the Collateral and, whether the same are registered or unregistered, no such Collateral has been adjudged invalid or unenforceable.

4.2. The Collateral is valid and enforceable.

4.3. Pledgor has no knowledge of any material claim that the use of any of the Collateral does or may violate the rights of any Person.

4.4. Except for liens expressly permitted pursuant to Section 5.9 of the Credit Agreement, Pledgor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Collateral, free and clear of any liens, charges and encumbrances, including, without limitation, pledges, assignments, licenses, registered user agreements and covenants by Pledgor not to sue third Persons.

4.5. Pledgor has full power, authority and legal right to pledge the Collateral and enter into this Agreement and perform its terms.

4.6. Pledgor has used, and shall continue to use, for the duration of this Agreement, proper statutory notice in connection with its use of the Collateral, except where the failure to do so will not have a material adverse effect on Pledgor.

5. Further Assignment Prohibited. Pledgor shall not enter into any agreement that is inconsistent with Pledgor's obligations under this Agreement and shall not otherwise sell or assign its interest in, or grant any license or sublicense with respect to, any of the Collateral without Lender's prior written consent. Absent such prior written consent, any attempted sale or license is null and void.

6. Right to Inspect. Pledgor hereby grants to Lender and its employees and agents the right, during regular business hours, to visit any location of Pledgor or, if applicable, any other location, and to inspect the products and quality control records relating thereto at Pledgor's expense.

7. Standard Patent and Trademark Use. Pledgor shall not use the Collateral in any manner that would jeopardize the validity or legal status thereof. Pledgor shall comply with all patent marking requirements as specified in 35 U.S.C. 287. Pledgor shall use commercially reasonable efforts to conform its usage of any trademarks to standard trademark usage, including, but not limited to, using the trademark symbols ®, ™, and SM where appropriate.

8. Events of Default and Remedies.

8.1. The occurrence of an Event of Default, as defined in the Credit Agreement, shall constitute an Event of Default.

8.2. Lender shall at all times have the rights and remedies of a secured party under the U.C.C. and the Ohio Revised Code as in effect from time to time, in addition to the rights and remedies of a secured party provided elsewhere within this Agreement, any Note or any other Loan Document, or otherwise provided in law or equity.

8.3. Pledgor expressly acknowledges that Lender shall record this Agreement with the USCO and the USPTO, as appropriate. Contemporaneously herewith, Pledgor shall execute and deliver to Lender the Assignment, which Assignment shall have no force and effect and shall be held by Lender in escrow until the occurrence of an Event of Default; provided, that, anything herein to the contrary notwithstanding, the security interest and collateral assignment granted herein shall be effective as of the date of this Agreement. After the occurrence of an Event of Default, the Assignment shall immediately take effect upon certification of such fact by an authorized officer of Lender in the form reflected on the face of the Assignment and Lender may, in its sole discretion, record the Assignment with the USCO and the USPTO, as appropriate.

8.4. If an Event of Default shall occur, Pledgor irrevocably authorizes and empowers Lender to terminate Pledgor's use of the Collateral and to exercise such rights and remedies as allowed by law. Without limiting the generality of the foregoing, after any delivery or taking of possession of the Collateral, or any thereof, pursuant to this Agreement, then, with or without resort to Pledgor or any other Person or property, all of which Pledgor hereby waives, and upon such terms and in such manner as Lender may deem advisable but subject to the provisions of the Intercreditor Agreement, Lender, in its sole discretion, may sell, assign, transfer and deliver any of the Collateral, together with the associated goodwill, or any interest that Pledgor may have therein, at any time, or from time to time. No prior notice need be given to Pledgor or to any other Person in the case of any sale of Collateral that Lender determines to be declining speedily in value or that is customarily sold in any recognized market, but in any other case Lender shall give Pledgor no fewer than ten days prior notice of either the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made. Pledgor waives advertisement of any such sale and (except to the extent specifically required by the preceding sentence) waives notice of any kind in respect of any such sale. At any such public sale, Lender may purchase the Collateral, or any part thereof, free from any right of redemption, all of which rights Pledgor hereby waives and releases. After deducting all Related Expenses, and after paying all claims, if any, secured by liens having precedence over this Agreement, Lender may apply the net proceeds of each such sale to or toward the payment of the Obligations, whether or not then due, in such order and by such division as Lender in its sole discretion may deem advisable. Any excess, to the extent permitted by law, shall be paid to Pledgor, and the obligors on the Obligations shall remain liable for any deficiency. In addition, Lender shall at all times have the right to obtain new appraisals of Pledgor or the Collateral, the cost of which shall be paid by Pledgor.

9. Maintaining Collateral; Attorneys' Fees, Costs and Expenses. Pledgor shall have the obligation and duty to perform all acts necessary to maintain or preserve the Collateral, provided that Pledgor shall not be obligated to maintain any Collateral in the event Pledgor determines, in the reasonable business judgment of Pledgor, that the maintenance of such Collateral is no longer necessary in Pledgor's business. Any and all fees, costs and expenses, of whatever kind or nature, including, without limitation, the reasonable attorneys' fees and legal expenses incurred by Lender in connection with the amendment and enforcement of this Agreement, all renewals, required affidavits and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the

Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by Pledgor, upon demand by Lender, and, until so paid, shall be added to the principal amount of the Obligations.

10. Pledgor's Obligation to Prosecute. Except as otherwise agreed to by Lender in writing, Pledgor shall have the duty to prosecute diligently any patent, trademark, service mark or copyright application pending as of the date of this Agreement or thereafter until the Obligations shall have been paid in full, to file and prosecute opposition and cancellation proceedings and to do any and all acts that are necessary or desirable to preserve and maintain all rights in the Collateral, including, but not limited to, payment of any maintenance fees. Any expenses incurred in connection with the Collateral shall be borne by Pledgor. Pledgor shall not abandon any Collateral without the prior written consent of Lender, unless such abandonment will not have a material adverse effect on Pledgor or such abandonment is in connection with the abandonment of a product or product line.

11. Lender's Right to Enforce. Pledgor shall have the right to bring any opposition proceeding, cancellation proceeding or lawsuit in its own name to enforce or protect the Collateral. Lender shall have the right, but shall have no obligation, to join in any such action. Pledgor shall promptly, upon demand, reimburse and indemnify Lender for all damages, reasonable costs and expenses, including reasonable attorneys' fees incurred by Lender in connection with the provisions of this Section 11, in the event Lender elects to join in any such action commenced by Pledgor.

12. Power of Attorney. Pledgor hereby authorizes and empowers Lender to make, constitute and appoint any officer or agent of Lender as Lender may select, in its exclusive discretion, as Pledgor's true and lawful attorney-in-fact, with the power to endorse, after the occurrence of an Event of Default, Pledgor's name on all applications, documents, papers and instruments necessary for Lender to use the Collateral, or to grant or issue any exclusive or nonexclusive license under the Collateral to any third party, or necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral, together with associated goodwill, to any Person or Persons. Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

13. Lender's Right to Perform Obligations. If Pledgor fails to comply with any of its obligations under this Agreement Lender may, but is not obligated to, do so in the name of Pledgor or in the name of Lender, but at Pledgor's expense, and Pledgor hereby agrees to reimburse Lender, upon request, in full for all expenses, including attorneys' fees, incurred by Lender in protecting, defending and maintaining the Collateral.

14. Additional Documents. Pledgor shall, upon written request of Lender, enter into such additional documents or instruments as may be required by Lender in order to effectuate, evidence or perfect Lender's interest in the Collateral, as evidenced by this Agreement.

15. New Collateral. If, before the Obligations shall have been irrevocably paid in full and the Commitment terminated, Pledgor shall obtain rights to any new Collateral, the provisions of this Agreement hereby shall automatically apply thereto as if the same were identified on Schedule 1 as of the date hereof and Pledgor shall give Lender prompt written notice thereof.

16. Modifications for New Collateral. Pledgor hereby authorizes Lender to modify this Agreement by amending Schedule 1 to include any future Collateral as contemplated by Sections 1 and 15 hereof and, at Lender's request, Pledgor shall execute any documents or instruments required by Lender in order to modify this Agreement as provided by this Section 16, provided that any such modification to Schedule 1 shall be effective without the signature of Pledgor.

17. No Waiver. No course of dealing between Pledgor and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under any of the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

18. Remedies Cumulative. All of the rights and remedies of Lender with respect to the Collateral, whether established hereby or by the Loan Documents, or by any other agreements or by law shall be cumulative and may be executed singularly or concurrently.

19. Severability. The provisions of this Agreement are severable, and, if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

20. Modifications. This Agreement may be amended or modified only by a writing signed by Pledgor and Lender. No waiver or consent granted by Lender in respect of this Agreement shall be binding upon Lender unless specifically granted in writing, which writing shall be strictly construed.

21. Notice. All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to Pledgor, mailed or delivered to it, addressed to it at the address specified on the signature page of the Credit Agreement, and, if to Lender, mailed or delivered to it, addressed to the address of Lender specified on the signature page of the Credit Agreement or, as to each party, at such other address as shall be designated by such party in a written notice to each of the other parties. All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when delivered or two Business Days after being deposited in the mails with postage prepaid by registered or certified mail, addressed as aforesaid, or sent by facsimile or electronic transmission, in each case with telephonic confirmation of receipt, except that notices from Pledgor to Lender pursuant to any of the provisions hereof shall not be effective until received by Lender.

22. Assignment and Successors. This Agreement shall not be assigned by Pledgor without the prior written consent of Lender. This Agreement shall bind the successors and permitted assigns of Pledgor and shall benefit the successors and assigns of Lender. Any attempted assignment or transfer without the prior written consent of Lender shall be null and void.

23. Termination. At such time as the Obligations shall have been irrevocably paid in full, the Commitment, as defined in the Credit Agreement, terminated, and the Credit Agreement terminated and not replaced by any other credit facility with Lender, Pledgor shall have the right to terminate this Agreement. Upon written request of Pledgor, Lender shall execute and deliver to Pledgor all deeds, assignments, and other instruments as may be necessary or proper to release Lender's security interest in and assignment of the Collateral and to re-vest in Pledgor full title to the Collateral, subject to any disposition thereof that may have been made by Lender pursuant hereto.

24. Entire Agreement. This Agreement integrates all of the terms and conditions with respect to the Collateral and supersedes all oral representations and negotiations and prior writings, if any, with respect to the subject matter hereof.

25. Headings; Execution. The headings and subheadings used herein are for convenience of reference only and shall be ignored in interpreting the provisions of this Agreement. This Agreement may be executed by facsimile or other electronic signature, which, when so executed and delivered, shall be deemed to be an original.

26. Governing Law; Submission to Jurisdiction. The provisions of this Agreement and the respective rights and duties of Pledgor and Lender hereunder shall be governed by and construed in accordance with Ohio law, without regard to principles of conflicts of laws. Pledgor hereby irrevocably submits to the non- exclusive jurisdiction of any Ohio state or federal court sitting in Cleveland, Ohio, over any action or proceeding arising out of or relating to this Agreement, any Loan Document or any Related Writing, and Pledgor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Ohio state or federal court. Pledgor hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any such action or proceeding in any such court as well as any right it may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of FORUM NON CONVENIENS or otherwise. Pledgor agrees that a final, nonappealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

[Remainder of page intentionally left blank.]

11903645.3

JURY TRIAL WAIVER. PLEDGOR, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN PLEDGOR AND LENDER, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Intellectual Property Security Agreement as of the date first set forth above.

S&W SEED COMPANY By: /s/ Matthew K. Szot Matthew K. Szot Executive Vice President of Finance and Administration and Chief Financial Officer

Signature Page to
Intellectual Property Security Agreement

SCHEDULE 1

Patents:

PATENT DOCUMENT TITLE	APPLICATION NUMBER (USSN) PATENT NUMBER (USPN)	FILING DATE ISSUE DATE
ALFALFA VARIETY 53V52	USSN 11/533,383 USPN 7,652,195 (Issued Utility Patent)	FILED 09/20/2006 ISSUED 01/26/2010
ALFALFA VARIETY 05N16PY	USSN 13/252,674 USPN 8,461,420 (Issued Utility Patent)	FILED 10/04/2011 ISSUED 06/11/2013
ALFALFA VARIETY 06N02PX	USSN 13/252,692 USPN 8,471,103 (Issued Utility Patent)	FILED 10/04/2011 ISSUED 06/25/2013
ALFALFA VARIETY 07W01CZ	USSN 13/252,706 USPN 8,466,343 (Issued Utility Patent)	FILED 10/04/2011 ISSUED 06/18/2013
ALFALFA VARIETY 55Q27	USSN 13/413,254 USPN 8,802,930 (Issued Utility Patent)	FILED 03/06/2012 ISSUED 08/12/2014
ALFALFA VARIETY 09N12CY	USSN 13/413,267 USPN 8,822,760 (Issued Utility Patent)	FILED 03/06/2012 ISSUED 09/02/2014
ALFALFA VARIETY 09W08PY	USSN 13/953,807 USPN 8,957,283 (Issued Utility Patent)	FILED 07/30/2013 ISSUED 02/17/2015
ALFALFA VARIETY 10XXP11	USSN 62/095,258 (Provisional Utility Patent Application)	FILED 12/22/2014
ALFALFA VARIETY 54Q14	USSN 62/095,279 (Provisional Utility Patent Application)	FILED 12/22/2014
ALFALFA VARIETY 12XXP13	USSN 62/095,286 (Provisional Utility Patent Application)	FILED 12/22/2014
STEVIA PLANT NAMED SW 107	USSN 14/544,136 (Non-Provisional Plant Patent Application)	Filed 11/30/2014
STEVIA PLANT NAMED SW 201	USSN 14/544,200 (Non-Provisional Plant Patent Application)	Filed 12/08/2014

Trademarks:

DESCRIPTION	APPLICATION NUMBER	APPLICATION DATE
KANDILEAF U.S. Trademark Application for natural stevia plants and flowers; fresh or dried stevia leaves; stevia seeds; stevia extracts; stevia derivatives, in International Class 031.	86/454,145	11/13/2014
KANDILEAF Mexican Trademark Application for natural stevia plants and flowers; fresh or dried stevia leaves; stevia seeds; stevia extracts; stevia derivatives, in International Class 031.	1604752	05/29/2015

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DESCRIPTION	APPLICATION NUMBER	APPLICATION DATE

QUINOA AMERICA

Edible seeds; Processed edible seeds; Seeds prepared for human consumption; Seeds, prepared; Flowers and leaves, being dried, cooked or preserved foodstuffs; Food products made from dried nuts; Food protein for human consumption; Vegetable food products; Prepared snacks made from fresh vegetables; Frozen vegetables; Prepared vegetables
Intent to Use: The applicant has a bona fide intention to use or use through the applicant's related company or licensee the mark in commerce on or in connection with the identified goods and/or services, in International Class 029; and

Cereal based food bars; Cereal based snack food; Cereal breakfast foods; Cereal snack foods flavoured with cheese; Crisp snack food products; Dried pasta foods; Food mixes for making bakery products; Food products consisting of cereals; Food products containing cereals; Food products containing flour; Food products for making nachos; Food products for making tacos; Food products having a pastry base; Foods produced from baked cereals; Foods produced from puffed cereals; Foods with a chocolate base; Foodstuffs made from dough; Foodstuffs made with cereals; Foodstuffs made with flour; Mixes for making breakfast foods; Processed grains for use in food; Snack food products consisting of cereal products; Snack food products made from cereal flour; Snack food products made from cereals; Snack foods consisting principally of bread; Snack foods consisting principally of grain; Snack foods consisting principally of pasta; Snack foods made from cereals; Snack foods prepared from cereals; Snack foods prepared from grains; Processed grains for culinary purposes; Snack bars containing a mixture of grains, nuts and dried fruit (confectionery); Snack bars containing grains (confectionery); Crispbread snacks; Flour based savoury snacks; Fresh bread; Fresh pasta; High-protein cereal bars; Beverages made from cereals; Breakfast cereals; Cereal bars; Cereal flour; Cereal powders; Cereal products in bar form; Cereals for use in making pasta; Meat substitutes prepared from cereals; Muesli consisting predominantly of cereals; Prepared snacks for culinary purposes made from cereals; Processed cereals for culinary purposes; Snack products made of cereals; Snack products made principally of cereals; Snacks manufactured from cereals, in International Class 30.

	86/619,817	05/05/2015

QUINOA AUSTRALIA

Edible seeds; Processed edible seeds; Seeds prepared for human consumption; Seeds, prepared; Flowers and leaves, being dried, cooked or preserved foodstuffs; Food products made from dried nuts; Food protein for human consumption; Vegetable food products; Prepared snacks made from fresh vegetables; Frozen vegetables; Prepared vegetables
Intent to Use: The applicant has a bona fide intention to use or use through the applicant's related company or licensee the mark in commerce on or in connection with the identified goods and/or services, in International Class 29; and

Cereal based food bars; Cereal based snack food; Cereal breakfast foods; Cereal snack foods flavoured with cheese; Crisp snack food products; Dried pasta foods; Food mixes for making bakery products; Food products consisting of cereals; Food products containing cereals; Food products containing flour; Food products for making nachos; Food products for making tacos; Food products having a pastry base; Foods produced from baked cereals; Foods produced from puffed cereals; Foods with a chocolate base; Foodstuffs made from dough; Foodstuffs made with cereals; Foodstuffs made with flour; Mixes for making breakfast foods; Processed grains for use in food; Snack food products consisting of cereal products; Snack food products made from cereal flour; Snack food products made from cereals; Snack foods consisting principally of bread; Snack foods consisting principally of grain; Snack foods consisting principally of pasta; Snack foods made from cereals; Snack foods prepared from cereals; Snack foods prepared from grains; Processed grains for culinary purposes; Snack bars containing a mixture of grains, nuts and dried fruit (confectionery); Snack bars containing grains (confectionery); Crispbread snacks; Flour based savoury snacks; Fresh bread; Fresh pasta; High-protein cereal bars; Beverages made from cereals; Breakfast cereals; Cereal bars; Cereal flour; Cereal powders; Cereal products in bar form; Cereals for use in making pasta; Meat substitutes prepared from cereals; Muesli consisting predominantly of cereals; Prepared snacks for culinary purposes made from cereals; Processed cereals for culinary purposes; Snack products made of cereals; Snack products made principally of cereals; Snacks manufactured from cereals, in International Class 30.

	86/619,846	05/05/2015

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EXHIBIT A
FORM OF ASSIGNMENT

THIS DOCUMENT SHALL BE HELD BY LENDER, IN ESCROW PURSUANT TO AND IN ACCORDANCE WITH THE PROVISIONS OF THE INTELLECTUAL PROPERTY SECURITY AGREEMENT (THE "AGREEMENT"), DATED AS OF SEPTEMBER [__], 2015, EXECUTED BY S&W SEED COMPANY, A NEVADA CORPORATION ("PLEDGOR"), IN FAVOR OF KEYBANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, "LENDER"). BY SIGNING IN THE SPACE PROVIDED BELOW, THE UNDERSIGNED OFFICER OF LENDER CERTIFIES THAT AN EVENT OF DEFAULT, AS DEFINED IN THE AGREEMENT, HAS OCCURRED AND THAT LENDER HAS ELECTED TO TAKE POSSESSION OF THE COLLATERAL, AS DEFINED BELOW, AND TO RECORD THIS DOCUMENT WITH THE UNITED STATES PATENT AND TRADEMARK OFFICE OR THE UNITED STATES COPYRIGHT OFFICE, AS APPLICABLE. UPON RECORDING OF THIS DOCUMENT WITH THE UNITED STATES PATENT AND TRADEMARK OFFICE OR UNITED STATES COPYRIGHT OFFICE, AS APPLICABLE, THIS LEGEND SHALL CEASE TO HAVE ANY FORCE OR EFFECT.

KEYBANK NATIONAL ASSOCIATION By: _______________________________________ Name: __________________________________ Title: ________________________________

ASSIGNMENT

WHEREAS, S&W SEED COMPANY, a Nevada corporation ("Pledgor"), is the owner of the Collateral, as hereinafter defined;

WHEREAS, Pledgor has executed an Intellectual Property Security Agreement, dated as of September [__], 2015 (as the same may from time to time be amended, restated or otherwise modified, the "Agreement"), in favor of KEYBANK NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, "Lender"), pursuant to which Pledgor has granted to Lender, a security interest in the Collateral as security for the Obligations, as defined in the Agreement;

WHEREAS, the Agreement provides that the security interest in the Collateral is effective as of the date of the Agreement;

WHEREAS, the Agreement provides that this Assignment shall become effective upon the occurrence of an Event of Default, as defined in the Agreement, and Lender's election to take actual title to the Collateral;

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NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Pledgor, its successors and assigns, subject to the limitations stated in the paragraph immediately following, does hereby transfer, assign and set over unto Lender, and its successors, transferees and assigns, all of Pledgor's existing and future right, title and interest in, to and under (a) patents, patent registrations, patent applications, trademarks, trademark registrations, trademark applications, service marks, trade names and copyright registrations, whether federal, state or foreign; (b) common law trademark rights, copyrights, improvements and inventions; (c) renewals, continuations, extensions, reissues and divisions of any of the foregoing; (d) rights to sue for past, present and future infringements or any other commercial tort claims relating to any of the foregoing; (e) all licenses and all income, revenue and royalties with respect to any licenses, whether registered or unregistered, and all other payments earned under contract rights, relating to any of the foregoing; (f) all general intangibles and all intangible intellectual or similar property of Pledgor connected with and symbolized by any of the foregoing; (g) goodwill associated with any of the foregoing; (h) all payments under insurance, including the returned premium upon any cancellation of insurance, (whether or not Lender is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing; and (i) Proceeds of any of the foregoing (collectively, the "Collateral"), including, but not limited to, the Collateral listed on Schedule 1 hereto that is (i) registered in the United States Copyright Office in Washington, D.C., or (ii) registered in the United States Patent and Trademark Office in Alexandria, Virginia or that is the subject of pending applications in the United States Patent and Trademark Office.

This Assignment shall be effective only upon certification of an authorized officer of Lender, as provided above, that (a) an Event of Default, as defined in the Agreement, has occurred, and (b) Lender has elected to take actual title to the Collateral.

IN WITNESS WHEREOF, the undersigned has caused this Assignment to be executed by its duly authorized officer on September [__], 2015.

S&W SEED COMPANY By: _______________________________________ Name: __________________________________ Title: ________________________________

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